UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2018

Charah Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12601 Plantside Dr.

Louisville, KY 40299

(502) 245-1353

(Address, including zip code and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 18, 2018, Charah Solutions, Inc. (the “Company”) completed its initial public offering (the “Offering”) of 7,352,941 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a price to the public of $12.00 per share ($11.16 net of underwriting discounts and commissions), pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-225051) (as amended, the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated June 13, 2018 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 15, 2018. The Company granted the underwriters an option for a period of 30 days to purchase up to an additional 1,102,941 shares of Common Stock.

Registration Rights Agreement

On June 18, 2018, in connection with the closing of the Offering, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain stockholders identified on the signature pages thereto as the Holders (the “Holders”).

Pursuant to, and subject to the limitations set forth in, the Registration Rights Agreement, at any time after the 180-day lock-up period described in the Prospectus, Bernhard Capital Partners Management, LP, a Delaware limited Partnership (collectively, with its affiliates, “BCP”) has the right to require the Company by written notice to prepare and file a registration statement registering the offer and sale of a number of their shares of Common Stock. The Company is required to use all commercially reasonable efforts to maintain the effectiveness of any such registration statement until all shares covered by such registration statement have been sold.

In addition, pursuant to the Registration Rights Agreement, BCP has the right to require the Company, subject to certain limitations set forth therein, to effect a distribution of any or all of their shares of Common Stock by means of an underwritten offering. Further, subject to certain exceptions, if at any time the Company proposes to register an offering of its equity securities or conduct an underwritten offering, whether or not for its account, then the Company must notify BCP of such proposal before the anticipated filing date or commencement of the underwritten offering, as applicable, to allow them to include a specified number of their shares in that registration statement or underwritten offering, as applicable. Additionally, CEP Holdings, Inc., a Delaware corporation (“CEP Holdings”) has the right to require the Company, subject to certain limitations set forth therein, to effect a distribution of any or all of its shares of Common Stock by means of an underwritten offering on one occasion.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective. Registrable Securities means all shares of Common Stock owned at any particular point in time by a Holder other than shares (i) sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or otherwise transferred to a person that is not entitled to the registration and other rights under the Registration Rights Agreement, (ii) sold in a transaction pursuant to Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144 under the Securities Act, (iii) that have ceased to be outstanding or (iv) that are eligible for resale without restriction (including any limitation thereunder on volume or manner of sale) and without the need for current public information pursuant to any section of Rule 144 under the Securities Act, unless such shares are held by a holder that beneficially owns shares representing 5% or more of the aggregate voting power of shares of Common Stock eligible to vote in the election of directors of the Company.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Stockholders’ Agreement

In connection with the closing of the Offering, on June 18, 2018, the Company entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with CEP Holdings, BCP and certain members of management. Among other things, the Stockholders’ Agreement provides BCP with the right to nominate a number of directors to the Company’s board of directors (the “Board”) in a proportionate amount to the number of shares of Common Stock that it holds, as follows:

(i) a majority of the directors as long as BCP owns at least 50% of the Common Stock;

(ii) at least 40% of the directors as long as BCP owns at least 40% but less than 50% of the Common Stock;

(iii) at least 30% of the directors as long as BCP owns at least 30% but less than 40% of the Common Stock;

(iv) at least 20% of the directors as long as BCP owns at least 20% but less 30% of the Common Stock; and

(v) at least 10% of the directors as long as BCP owns at least 5% but less than 20% of the Common Stock.

The Stockholders’ Agreement also provides CEP Holdings with the right to nominate Charles E. Price as a director, so long as CEP Holdings owns at least 10% of the outstanding shares of the Common Stock or Charles E. Price holds the title of the Company’s Chief Executive Officer. In addition, the Stockholders’ Agreement provides for a 365-day lock-up period for certain members of management.

The foregoing description of the Stockholders’ Agreement is qualified in its entirety by reference to the full text of the Stockholders’ Agreement, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Master Reorganization Agreement

On June 18, 2018, the Company completed the reorganization transactions contemplated by the previously disclosed Master Reorganization Agreement, dated June 13, 2018, (the “Master Reorganization Agreement”) among the Company and the other parties named therein, pursuant to which: (a) (i) Charah Holdings LP, a Delaware limited partnership (“Charah Holdings”) contributed all of its interests in Charah Management LLC, a Delaware limited liability company (“Charah Management”) and Allied Power Holdings, LLC, a Delaware limited liability company (“Allied Power Holdings”) to the Company in exchange for 17,514,745 shares of Common Stock, (ii) CEP Holdings contributed all of its interests in Charah Management and Allied Power Holdings to the Company in exchange for 4,605,465 shares of Common Stock, (iii) Charah Management Holdings LLC, a Delaware limited liability company (“Charah Management Holdings”) contributed all of its interests in Charah Management and Allied Power Holdings to the Company in exchange for 907,113 shares of Common Stock and (iv) Allied Management Holdings, LLC, a Delaware limited liability company (“Allied Management Holdings”) contributed all of its interests in Charah Management and Allied Power Holdings to the Company in exchange for 409,075 shares of Common Stock; (b) each of Charah Management Holdings and Allied Management Holdings distributed the shares of Common Stock received by them pursuant to clause (a) to their respective members in accordance with the respective terms of their limited liability company agreements; and (c) Charah Holdings distributed a portion of the shares of Common Stock it received in clause (a) above to certain direct and indirect blocker entities which merged into the Company, with the Company surviving, and the BCP Energy Services Fund, LP, a Delaware limited partnership owned by BCP and certain related affiliates and BCP Energy Services Fund-A, LP, a Delaware limited partnership owned by BCP and certain related affiliates received 14,020,861 shares of the Common Stock as consideration in the mergers.

In addition and pursuant to the Master Reorganization Agreement, in exchange for the contribution of their profits interests in Charah Management Holdings and Allied Management Holdings, the Company issued pursuant to a restricted stock award agreement (the “RSA”) to certain of the current officers and employees who own equity interests in Charah Management and Allied Power Holdings, including through Charah Management Holdings and Allied Management Holdings (the “Management Members”) 1,215,956 shares of Common Stock at the closing of the Offering, of which 911,963 is subject to time-based vesting conditions, as well as performance vesting conditions that include metrics based off specified EBITDA targets and achievement of certain safety metrics (the “Management Reorganization Consideration”). Furthermore, the Company issued awards of Common Stock in an aggregate amount of 316,199 shares of Common Stock (of which 248,023 shares were restricted stock subject to vesting conditions) to certain of the Company’s non-executive employees.

A description of the Master Reorganization Agreement and the transactions contemplated thereby is included in the Company’s Current Report on Form 8-K filed June 19, 2018, which is incorporated by reference herein. The foregoing description of the RSA is qualified in its entirety by reference to the full text of the RSA, which is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 under “Master Reorganization Agreement” is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the headings “Registration Rights Agreement” and “Stockholders’ Agreement” and in Item 5.03 hereto is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements

In connection with the closing of the Offering, the Company entered into Indemnification Agreements (“Indemnification Agreements”) with each of the executive officers and directors of the Company. These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance certain expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, which are attached as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation

On June 18, 2018, prior to the closing of the Offering, the Company amended and restated its Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on June 18, 2018. A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws

On June 18, 2018, prior to the closing of the Offering, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”). A description of the Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Bylaws, which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Master Reorganization Agreement, dated June 13, 2018, by and among Charah Solutions Inc. and the other parties named therein (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, File No. 001- 38523, filed with the SEC on June 19, 2018).

3.1	Amended and Restated Certificate of Incorporation of Charah Solutions, Inc.

3.2	Amended and Restated Bylaws of Charah Solution, Inc.

4.1	Registration Rights Agreement.

4.2	Stockholders Agreement.

4.3	Form of Restricted Stock Agreement.

10.1	Indemnification Agreement (Bruce Kramer).

10.2	Indemnification Agreement (Charles E. Price).

10.3	Indemnification Agreement (Scott Sewell).

10.4	Indemnification Agreement (Dorsey “Ron” McCall).

10.5	Indemnification Agreement (Mark Spender).

10.6	Indemnification Agreement (Stephen Tritch).

10.7	Indemnification Agreement (Claire Babineaux-Fontenot).

10.8	Indemnification Agreement (Brian Ferraioli).

10.9	Indemnification Agreement (Robert Flexon).

10.10	Indemnification Agreement (Jack Blossman).

*	Schedules and similar attachments to the Master Reorganization Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

By:	/s/ BRUCE KRAMER
Bruce Kramer
Chief Financial Officer, Treasurer and Secretary

Dated: June 21, 2018